Please file this Statement of Additional Information Supplement with your records.

EMPIRIC FUNDS, INC.

Core Equity Fund
Supplement dated April 3, 2008 to the Statement of Additional Information dated January 25, 2008.

On March 19, 2008, the Board of Directors approved an updated Portfolio Holdings Disclosure Policy.  The revised policy, which is described below, is effective immediately and replaces the policy located on page 17 of the Statement of Additional Information.

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

Empiric Funds, Inc. (the “Company”) prohibits the selective disclosure of information about the holdings of its only current portfolio, the Core Equity Fund (the “Fund”), to any third party, other than in accordance with this policy (the “Disclosure Policy”).  The Company and Empiric Advisors, Inc. (“Empiric”) recognize that information about the Fund’s portfolio holdings is an asset of the Fund and may constitute material, non-public information and that, without appropriate safeguards, selective disclosure of such information may run afoul of the anti-fraud provisions of the federal securities laws.  In general, the Disclosure Policy is intended to prohibit the disclosure of the Fund’s portfolio holdings information except under limited circumstances as described below.  In addition to broad dissemination of the Fund’s portfolio holdings (either through required filings with the SEC or website postings), the Disclosure Policy permits selective disclosure of such information in limited circumstances when it is legally required or determined to be in the best interests of shareholders of the Fund and there are other legitimate business reasons to do so, and the recipients of such information are subject to a duty of confidentiality, including a duty not to trade on the basis of such information.  Disclosure of portfolio holdings information, other than under the circumstances described below, requires the authorization of the Fund’s Chief Compliance Officer.  Conflicts of interest between the interests of the Fund’s shareholders, on the one hand, and those of Empiric or any other affiliated person of the Fund, on the other hand, with respect to the disclosure of the Fund’s portfolio holdings information are resolved by the Fund’s Chief Compliance Officer who may consult with the independent directors of the Fund and/or legal counsel.

The Company, Empiric or a subadviser may disclose information about the Fund’s portfolio holdings only in the following circumstances:

•
As required by SEC regulations, the Company will disclose the portfolio holdings of the Fund 60 days after the end of the first and third fiscal quarters by filing Form N-Q with the SEC and 60 days after the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC.

•	The Fund’s top ten portfolio holdings as of month end may be posted on the Company’s website no earlier than five business days after month end.

•	The Fund’s full portfolio holdings as of quarter end may be provided to mutual fund ratings firms such as Morningstar and Lipper Analytical.

•
The Fund’s top ten portfolio holdings as of month end may be included in a report provided to certain shareholders or prospective shareholders of the Fund following posting of the portfolio holdings on the Company’s website.

•
Empiric or a subadviser may disclose Fund portfolio holdings to the Fund’s service providers (the administrator, fund accountant, custodian, transfer agent, independent accountant, legal counsel and financial printer) in connection with the fulfillment of their duties to the Fund and Company.  Such disclosures generally are made to the service providers on a quarterly basis in connection with the preparation of regulatory filings but may be provided more frequently if necessary.

•
The trading and/or research departments of Empiric may periodically furnish lists of portfolio holdings to various broker/dealers to facilitate efficient trading in portfolio securities for the Fund and to receive relevant research. These lists will not identify individual or aggregate positions, or identify particular clients, including the Fund. In connection with fulfilling their duties to the Fund, personnel of Empiric determine the frequency of disclosure to broker/dealers for trading and research. Such disclosure varies and may be as frequent as daily, and with no delay. These broker/dealers are prohibited from trading personally on the basis of such information.

•
Disclosures of any individual portfolio holding may be made in materials prepared for Fund shareholders (e.g., manager commentary), media interviews, due diligence meetings with clients or prospective clients, consultants, and mutual fund ranking and rating organizations. In making any such disclosure, personnel of Empiric are subject to a duty to act in the best interests of clients, including the Fund, and to protect material nonpublic information of the Fund.

•
Aggregate portfolio characteristics may be made available without a delay. Examples of aggregate portfolio characteristics include (1) the allocation of the Fund’s holdings among various asset classes, sectors, or industries, (2) the attribution of Fund returns by asset class, sector or industry, and (3) the volatility characteristics of the Fund. Such disclosure has been determined not to constitute material, non-public information, the disclosure of which is not harmful to the shareholders of the Fund.

•
The Fund’s portfolio holdings may also be disclosed in cases where other legitimate business purposes of the Fund are served by such disclosure provided that, if prior to the public disclosure of such information, (a) the Company’s Chief Compliance Officer authorizes the disclosure and determines that there are no conflicts of interest between the Fund’s shareholders and Empiric or a subadviser and, in the case of a selective disclosure of the Fund’s portfolio securities, (b) the recipient is required to maintain the confidentiality of the information either by contract or by law.

The Company is prohibited from entering into any other arrangements to disclose information regarding the Fund’s portfolio securities without the prior approval of the Fund’s Chief Compliance Officer, subject to approval or ratification by the Board of Directors.  The Board of Directors has delegated to the Chief Compliance Officer of the Company the responsibility to monitor the foregoing policy and to report to the Board of Directors any violations thereof.

The Disclosure Policy may not be waived, or exceptions made, without the consent of the Fund’s Chief Compliance Officer. In determining whether to grant a waiver or make an exception, the Chief Compliance Officer will consider any potential conflicts of interest, taking into consideration all relevant facts and circumstances, including, but not limited to, the frequency and extent of the disclosure, and the intended use of the information disclosed. Before granting such a waiver or exception, the Chief Compliance Officer must determine that disclosure of portfolio holdings information serves a legitimate business purpose, is in the best interests of the Fund and its shareholders, and that the recipient is subject to a duty of confidentiality, including an obligation to not trade on such information. All waivers or exceptions will be disclosed to the Board of Directors for its approval or ratification at its next regularly scheduled quarterly meeting.

In addition, Empiric has adopted policies and procedures to limit communications with the public about its clients’ portfolio holdings, including the Fund. These policies and procedures, which apply to all personnel of Empiric:  (1) require coordination of media inquiries; (2) prohibit discussions of non-public information, including the unauthorized disclosure of portfolio holdings in any private account and the disclosure of securities on a restricted list or acquired in private placements and other private transactions or that represent significant positions in a particular issuer; and (3) prohibit public statements that are inconsistent with Empiric’s investment outlook, that constitute investment recommendations, or that may have the effect of "conditioning the market," such as positive statements about a security intended to be sold or negative comments about a security intended to be purchased.

No compensation or other consideration may be received by the Fund, Empiric or any subadviser in connection with the disclosure of portfolio holdings in accordance with this policy.

The Fund currently has only one ongoing arrangement with U.S. Bancorp Fund Services, LLC (“USBFS”) to disclose portfolio holdings information prior to their being made public.  The Fund has selected U.S. Bank, N.A., an affiliate of USBFS, as its custodian for its securities and cash.  Pursuant to a custodian contract, the Fund employs U.S. Bank, N.A. as the custodian of its assets, U.S. Bank, N.A. creates and maintains all records relating to its activities and obligations as custodian and supplies the Fund with a tabulation of the securities it owns and that are held by U.S. Bank, N.A.  Pursuant to such contract, U.S. Bank, N.A. agrees that all books, records, information and data pertaining to the business of the Fund that are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by U.S. Bank, N.A. for any purpose not directly related to the business of the Fund, except with the Company’s Chief Compliance Officer’s written consent.  U.S. Bank, N.A. receives reasonable compensation for its services and expenses as custodian.

Please retain this Supplement with the Statement of Additional Information.
The date of this Supplement is April 3, 2008.